iRhythm Technologies Files Quarterly Report on Form 10-Q for Third Quarter 2019 and Updates Guidance for Full Year 2019
Conference Call Scheduled for Today at 8:30 AM ET/5:30 AM PT
SAN FRANCISCO, December 23, 2019 - iRhythm Technologies, Inc. (NASDAQ: IRTC), a leading digital health care solutions company focused on the advancement of cardiac care, announced the filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2019 with the Securities and Exchange Commission. The company had previously announced the filing would be delayed due to its identification of errors affecting prior periods in the course of preparing the Form 10-Q that would require further analysis.
iRhythm has evaluated the errors and determined that the related impact was not material to its financial statements for any prior annual or interim period. Correcting the cumulative impact of the errors however, is significant to its results for the third quarter ended September 30, 2019. Accordingly, the company has revised previously reported financial information.
Updated Guidance for Full Year 2019
iRhythm projects revenue for the full year 2019 in the range of $213 million to $214 million, which represents 45% growth over the company’s prior year. Gross margins for the full year 2019 are now expected to be between 75.0% to 76.0% and operating expenses for the full year 2019 are expected to be between $210 million and $214 million including, $36 million to $38 million in research and development and $174 million to $176 million for SG&A. Full year operating expenses, excluding Verily costs, are expected to be between $202 million to $206 million including $29 million to $31 million for research and development and $173 million to $175 million for SG&A. This compares to previous revenue guidance of $215 to $217 million, gross margins of 75.5% to 76.5% and operating expenses of $210 to $214 million including, $36 million to $38M in research and development and $174 million to $176 million for SG&A.
The company continues to expect sales headcount between 130 to 140 for the remainder of the year.
Webcast and Conference Call Information
iRhythm’s management team will host a conference call today beginning at 8:30 a.m. ET / 5:30 a.m. PT. Investors interested in listening to the conference call may do so by dialing (844) 348-0016 for domestic callers or (213) 358-0876 for international callers, and referencing Conference ID: 6086183 or from the webcast on the “Investors” section of the company’s website at: www.irhythmtech.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements include statements regarding financial guidance and expectations for growth. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in the company’s public filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. iRhythm disclaims any obligation to update these forward-looking statements.
About iRhythm Technologies, Inc.
iRhythm is a leading digital health care company redefining the way cardiac arrhythmias are clinically diagnosed. The company combines wearable biosensor devices worn for up to 14 days and cloud-based data analytics with powerful proprietary algorithms that distill data from millions of heartbeats into clinically actionable information. The company believes improvements in arrhythmia detection and characterization have the potential to change clinical management of patients

Investor Relations Contact:	Media Contact:
Leigh Salvo	Saige Smith
(415) 937-5404	(262) 289-7065
investors@irhythmtech.com	irhythm@highwirepr.com

IRHYTHM TECHNOLOGIES, INC.
Revision of Prior Period Financial Statements
(Unaudited)
(In thousands, except percentages)

As reported	Three months ended			Nine months ended
	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2019
Revenue, net	$47,214	$53,331	$55,957	$156,502
Cost of revenue	11,730	12,825	13,785	38,340
Gross profit	35,484	40,506	42,172	118,162
Gross Margin	75.2%	76.0%	75.4%	75.5%
Operating expenses:
Research and development	6,756	8,639	12,723	28,118
Selling, general and administrative	36,705	43,189	48,007	127,901
Total operating expenses	43,461	51,828	60,730	156,019
Loss from operations	(7,977)	(11,322)	(18,558)	(37,857)
Interest expense	(409)	(440)	(409)	(1,258)
Other income, net	379	310	377	1,066
Loss before income taxes	(8,007)	(11,452)	(18,590)	(38,049)
Income tax provision	12	15	19	46
Net loss	$(8,019)	$(11,467)	$(18,609)	$(38,095)

Adjustments	Three months ended			Nine months ended
	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2019
Revenue, net	$1,120	$(890)	$(1,284)	$(1,054)
Cost of revenue	43	187	—	230
Gross profit	1,077	(1,077)	(1,284)	(1,284)
Gross Margin
Operating expenses:
Research and development	(57)	(806)	776	(87)
Selling, general and administrative	1,361	(1,028)	(2,358)	(2,025)
Total operating expenses	1,304	(1,834)	(1,582)	(2,112)
Loss from operations	(227)	757	298	828
Interest expense	—	—	—	—
Other income, net	(4)	(15)	19	—
Loss before income taxes	(231)	742	317	828
Income tax provision	—	—	—	—
Net loss	$(231)	$742	$317	$828

As revised	Three months ended			Nine months ended
	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2019
Revenue, net	$48,334	$52,441	$54,673	$155,448
Cost of revenue	11,773	13,012	13,785	38,570
Gross profit	36,561	39,429	40,888	116,878
Gross Margin	75.6%	75.2%	74.8%	75.2%
Operating expenses:
Research and development	6,699	7,833	13,499	28,031
Selling, general and administrative	38,066	42,161	45,649	125,876
Total operating expenses	44,765	49,994	59,148	153,907
Loss from operations	(8,204)	(10,565)	(18,260)	(37,029)
Interest expense	(409)	(440)	(409)	(1,258)
Other income, net	375	295	396	1,066
Loss before income taxes	(8,238)	(10,710)	(18,273)	(37,221)
Income tax provision	12	15	19	46
Net loss	$(8,250)	$(10,725)	$(18,292)	$(37,267)

IRHYTHM TECHNOLOGIES, INC.
Revision of Prior Period Financial Statements
(Unaudited)
(In thousands, except percentages)

As reported	Three months ended				Year ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
Revenue, net	$30,565	$35,469	$38,104	$43,155	$147,293
Cost of revenue	8,611	9,490	9,949	10,529	38,579
Gross profit	21,954	25,979	28,155	32,626	108,714
Gross Margin	71.8%	73.2%	73.9%	75.6%	73.8%
Operating expenses:
Research and development	4,019	4,564	5,164	7,003	20,750
Selling, general and administrative	28,577	33,094	32,739	37,172	131,582
Total operating expenses	32,596	37,658	37,903	44,175	152,332
Loss from operations	(10,642)	(11,679)	(9,748)	(11,549)	(43,618)
Interest expense	(858)	(861)	(861)	(535)	(3,115)
Other income, net	383	334	365	444	1,526
Loss on extinguishment of debt	—	—	—	(3,029)	(3,029)
Loss before income taxes	(11,117)	(12,206)	(10,244)	(14,669)	(48,236)
Income tax provision	—	—	—	44	44
Net loss	$(11,117)	$(12,206)	$(10,244)	$(14,713)	$(48,280)

Adjustments	Three months ended				Year ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
Revenue, net	$1,197	$(177)	$337	$(1,373)	$(16)
Cost of revenue	(61)	(4)	4	277	216
Gross profit	1,258	(173)	333	(1,650)	(232)
Gross Margin
Operating expenses:
Research and development	24	84	(78)	80	110
Selling, general and administrative	1,190	846	(116)	(189)	1,731
Total operating expenses	1,214	930	(194)	(109)	1,841
Loss from operations	44	(1,103)	527	(1,541)	(2,073)
Interest expense	—	—	—	—	—
Other income, net	(4)	4	(10)	(15)	(25)
Loss on extinguishment of debt	—	—	—	—	—
Loss before income taxes	40	(1,099)	517	(1,556)	(2,098)
Income tax provision	—	—	—	—	—
Net loss	$40	$(1,099)	$517	$(1,556)	$(2,098)

As revised	Three months ended				Year ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
Revenue, net	$31,762	$35,292	$38,441	$41,782	$147,277
Cost of revenue	8,550	9,486	9,953	10,806	38,795
Gross profit	23,212	25,806	28,488	30,976	108,482
Gross Margin	73.1%	73.1%	74.1%	74.1%	73.7%
Operating expenses:
Research and development	4,043	4,648	5,086	7,083	20,860
Selling, general and administrative	29,767	33,940	32,623	36,983	133,313
Total operating expenses	33,810	38,588	37,709	44,066	154,173
Loss from operations	(10,598)	(12,782)	(9,221)	(13,090)	(45,691)
Interest expense	(858)	(861)	(861)	(535)	(3,115)
Other income, net	379	338	355	429	1,501
Loss on extinguishment of debt	—	—	—	(3,029)	(3,029)
Loss before income taxes	(11,077)	(13,305)	(9,727)	(16,225)	(50,334)
Income tax provision	—	—	—	44	44
Net loss	$(11,077)	$(13,305)	$(9,727)	$(16,269)	$(50,378)

IRHYTHM TECHNOLOGIES, INC.
Revision of Prior Period Financial Statements
(Unaudited)
(In thousands, except percentages)

	Year ended December 31, 2017
	As Reported	Adjustment	As Revised
Revenue, net	$98,509	$620	$99,129
Cost of revenue	27,708	495	28,203
Gross profit	70,801	125	70,926
Gross Margin	71.9%		71.5%
Operating expenses:
Research and development	13,335	(70)	13,265
Selling, general and administrative	84,737	515	85,252
Total operating expenses	98,072	445	98,517
Loss from operations	(27,271)	(320)	(27,591)
Interest expense	(3,386)	—	(3,386)
Other income, net	1,237	—	1,237
Net loss	$(29,420)	$(320)	$(29,740)